NASDAQ: NTLS 2Q 2013 Earnings Presentation July 30, 2013 Exhibit 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles
(“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings
Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, gain/loss on sale of assets and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-
GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on August 1, 2012, November 8,
2012, February 28, 2013, May 7, 2013 and July 30, 2013.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,”
“will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship and the potential outcome of any disputes with Sprint Nextel (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements;
operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda
NASDAQ: NTLS

•
Jim Hyde, Chief Executive Officer
•
Steb Chandor, Chief Financial Officer
•
Conrad Hunter, Chief Operating Officer
Review Financial and Operational Highlights
Guidance Update
Q&A Session

Continuing Growth in Operating Revenues

NASDAQ: NTLS
millions
+7%
2Q13 revenue increased 7% from 2Q12 to $119.9 million
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
2Q 2012 2Q 2013
Retail Wholesale & Other

Retail Revenue Gains Continue

NASDAQ: NTLS
millions
Subscriber revenue growth continues to be driven by both:
ARPU growth
Subscriber growth
2Q13 retail revenue increased 1% sequentially and 13% from 2Q12 to $78.4 million
Highest level in four years
+13%
$64.0
$66.0
$68.0
$70.0
$72.0
$74.0
$76.0
$78.0
$80.0
2Q 2012 2Q 2013

Wholesale/Other Revenue Remains Strong 6 NASDAQ: NTLS millions -1% 2Q13 wholesale/other revenue decreased 1% from 2Q12 to $41.4 million $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2Q 2012 2Q 2013

Sprint Disputes Update

NASDAQ: NTLS
Data rate reset dispute
Still outstanding
Ranges updated to:
Sprint’s favor: $12.0 million
nTelos’s favor: $19.0 million
$4.2 million unrelated dispute raised during 3Q 2012, isolated to historical billing issues
$18.3 million accrual recorded for the disputes, included in current liabilities

Subscribers – Net Additions Trend

NASDAQ: NTLS
Subscribers up 7% year-over year to approximately 454,800
As of June 30, 2013, postpaid made up 66% of subscriber base
+7%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2Q 2012 2Q 2013
Prepaid Subscribers
Postpaid Subscribers

Subscribers – Net Additions Trend (Continued)

NASDAQ: NTLS
Sixth consecutive quarter of positive net adds
(9,800)
(500)
6,800
3,500
5,500
9,300
11,400
3,800
(15,000)
(10,000)
(5,000)
0
5,000
10,000
15,000
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013

Average Revenue Per User (ARPU)

NASDAQ: NTLS
2Q13 Blended ARPU up 9% year-over-year to $53.82
2Q13 Postpaid ARPU up 13% year-over-year to $63.48
+9%
+13%
$47.00
$48.00
$49.00
$50.00
$51.00
$52.00
$53.00
$54.00
$55.00
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Blended ARPU
$52.00
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
$66.00
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Postpaid ARPU

Operational Expenses
NASDAQ: NTLS

($ in millions)
2Q13 2Q12
Cost of sales and services $42.6 $41.8
Customer operations $30.0 $29.8
Corporate operations $7.7 $8.3
Depreciation & Amortization $20.4 $15.1
Gain on sale of intangible assets ($4.4) -
$96.3 $95.0
Increase of 1% primarily driven by:
Increased depreciation tied to replacement of legacy network equipment
Increased expenses related to network access and cell sites
Offset by gain on sale of intangible assets

Adjusted EBITDA

NASDAQ: NTLS
millions
Continued investments in the business resulted in higher Adjusted EBITDA
$34
$32
$33
$37
$41
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013

Capital Investment

NASDAQ: NTLS
Expands wholesale coverage
Controls roaming costs
Mitigates churn risk
As of June 30, 2013, 100% of cell sites support 3G EV-DO
1,432 cell sites as of June 30, 2013
millions

Capitalization Overview ($ in millions) June 30, 2013 Cash $98.2 Total Debt $492.5 Net Debt $394.3 LTM Adjusted EBITDA $143.5 Secured Term Loan $491.5 Net Debt Leverage 2.7x NASDAQ: NTLS 14

Competitively Differentiated Retail Model
SAVINGS SIMPLICITY SERVICE
Driving consideration for
“the best value in
wireless” proposition
Making it “easy” to switch Creating “raving fans”
through superior
customer service

NASDAQ: NTLS

2Q 2013 Net Adds

NASDAQ: NTLS
2Q13 prepaid net adds increased 800 year-over-year
2Q13 postpaid net adds decreased 500 year-over-year
2,800
700
3,500
3,600
200
3,800
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Prepaid Net Adds Postpaid Net Adds Total Net Adds
2Q12 2Q13

Smartphone Penetration 17 NASDAQ: NTLS As of June 30, 2013: 66% of postpaid subscribers have a smartphone 56% of prepaid subscribers have a smartphone

Churn Remains Stable 18 NASDAQ: NTLS 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 Prepaid Churn Postpaid Churn

Guidance (as of July 30, 2013)
NASDAQ: NTLS

For the year ended December 31, 2013
Adjusted EBITDA of $140 million - $145 million
Previously $135 million - $145 million
CapEx of $75 million - $85 million
2013 net adds expected to be at or about 2012 net adds

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
2Q13 1Q13 4Q12 3Q12 2Q12
9,386 $                    5,493 $                    321 $                       4,608 $                    5,606 $
Net income attributable to noncontrolling interests 541 529 443 488 881
Net Income 9,927 6,022 764 5,096 6,487
Interest expense 7,398 7,361 6,651 5,432 5,433
Income taxes 6,380 3,744 (454) 3,141 4,609
Other expense (income), net (151) 369 7,038 50 44
Operating income 23,554 17,496 13,999 13,719 16,573
Depreciation and amortization     20,443 18,456 17,440 15,810 15,101
Gain on sale of intangible assets (4,442) - - - -
Accretion of asset retirement obligations 173 143 174 163 151
Equity-based compensation 1,460 1,321 1,346 1,478 1,536
Business separation charges¹
- - 56 684 635
Adjusted EBITDA
41,188 $                  37,416 $                   33,015 $                   31,854 $                  33,996 $
1
Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.
Net Income Attributable to NTELOS
Holdings Corp.

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU) ¹
2Q13 1Q13 4Q12 3Q12 2Q12 FY 2012 FY 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 119,859 $ 119,345 $ 117,398 $ 114,466 $ 111,585 $ 453,989 $ 422,629 $
Less: Equipment revenue from sales to new customers (3,104) (3,521) (3,808) (3,333) (4,026) (15,041) (9,091)
Less: Equipment revenue from sales to existing customers (2,395) (3,117) (3,315) (3,416) (3,903) (15,037) (17,793)
Less: Wholesale, other and adjustments (41,179) (40,918) (41,488) (42,380) (41,061) (165,765) (143,477)
Gross subscriber revenue 73,181 71,789 68,787 65,337 62,595 258,146 252,268
Less:  prepay subscriber revenue (15,879) (15,205) (14,823) (14,103) (14,001) (56,330) (48,758)
Less:  adjustments to prepay subscriber revenue (303) (479) (237) (434) (382) (1,706) (1,175)
Gross postpay subscriber revenue  56,999 $  56,105 $  53,727 $  50,800 $  48,212 $  200,110 $ 202,335 $
Prepay subscriber revenue 15,879 15,205 14,823 14,103 14,001 56,330 48,758
Plus:  adjustments to prepay subscriber revenue 303 479 237 434 382 1,706 1,175
Gross prepay subscriber revenue 16,182 $  15,684 $  15,060 $  14,537 $  14,383 $  58,036 $  49,933 $
Average number of subscribers 453,262 444,244 434,457 427,610 422,247 425,377 422,256
Total ARPU  53.82 $    53.87 $    52.78 $    50.93 $    49.41 $    50.57 $    49.79 $
Average number of postpay subscribers 299,304 298,414 292,668 287,165 284,834 288,428 298,992
Postpay ARPU  63.48 $    62.67 $    61.19 $    58.97 $    56.42 $    57.82 $    56.39 $
Average number of prepay subscribers 153,958 145,831 141,789 140,446 137,413 136,949 123,264
Prepay ARPU 35.04 $    35.85 $    35.41 $    34.50 $    34.89 $    35.31 $    33.76 $
Gross subscriber revenue  73,181 71,789 68,787 65,337 62,595 258,146 252,268
Less: voice and other feature revenue (43,078) (42,658) (41,379) (39,366) (37,708) (156,032) (171,882)
Data revenue 30,103 $  29,131 $  27,408 $  25,971 $  24,887 $  102,114 $ 80,386 $
Average number of subscribers 453,262 444,244 434,457 427,610 422,247 425,377 422,256
Total Data ARPU  22.14 $    21.86 $    21.03 $    20.25 $    19.65 $    20.00 $    15.86 $
Gross postpay subscriber revenue 56,999 56,105 53,727 50,800 48,212 200,110 202,335
Less: postpay voice and other feature revenue (36,170) (35,952) (34,651) (33,028) (31,490) (130,601) (144,114)
Postpay data revenue 20,829 $  20,153 $  19,076 $  17,772 $  16,722 $  69,509 $  58,221 $
Gross prepay subscriber revenue 16,182 15,684 15,060 14,537 14,383 58,036 49,933
Less: prepay voice and other feature revenue (6,908) (6,706) (6,728) (6,338) (6,218) (25,431) (27,768)
Prepay data revenue 9,274 $    8,978 $    8,332 $    8,199 $    8,165 $    32,605 $  22,165 $
Average number of postpay subscribers 299,304 298,414 292,668 287,165 284,834 288,428 298,992
Postpay data ARPU  23.20 $    22.51 $    21.73 $    20.63 $    19.57 $    20.08 $    16.23 $
Average number of prepay subscribers 153,958 145,831 141,789 140,445 137,413 136,949 123,264
Prepay data ARPU  20.08 $    20.52 $    19.59 $    19.46 $    19.81 $    19.84 $    14.99 $
Average monthly revenue per user is(ARPU) computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.
1

NASDAQ: NTLS July 30, 2013 2Q 2013 Earnings Presentation